UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:   811-10593

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code:   (610) 260-7600

Kara Fricke, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

DECHERT LLP

1095 Avenue of the Americas

New York, NY 10036-6797

(212) 698-3500

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s semi-annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

MORGAN STANLEY

INSTITUTIONAL FUND OF HEDGE

FUNDS LP

Financial Statements (Unaudited)

For the Period from January 1, 2017 to June 30, 2017

Morgan Stanley Institutional Fund of Hedge Funds LP

Financial Statements (Unaudited)

For the Period from January 1, 2017 to June 30, 2017

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Assets, Liabilities and Partners’ Capital (Unaudited)

June 30, 2017

Assets
Investments in investment funds, at fair value (cost $374,909,741)	$474,854,531
Cash and cash equivalents	1,487,167
Prepaid investments in investment funds	1,300,000
Receivable for investments sold	14,757,239
Other assets	43,912

Total assets	$492,442,849

Liabilities and partners’ capital
Line of credit payable	$4,100,000
Management fee payable	446,438
Withholding tax payable	307,846
Payable for capital repurchases	101,483
Accrued expenses and other liabilities	843,470

Total liabilities	5,799,237
Partners’ capital	486,643,612

Total liabilities and partners’ capital	$492,442,849

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Operations (Unaudited)

For the Period January 1, 2017 to June 30, 2017

Investment income
Dividend	$13,528

Expenses
Management fees	1,333,626
Accounting and administration fees	149,507
Professional fees	124,230
Interest expense	62,852
Custody fees	58,931
Registration fees	16,705
Directors’ fees	8,349
Other	59,409

Total expenses	1,813,609

Net investment income (loss)	(1,800,081)

Realized and unrealized gain (loss) from investments
Net realized gain (loss) from investments in investment funds	2,615,860

Net realized gain (loss) from investments	2,615,860

Net change in unrealized appreciation/depreciation on investments in investment funds	5,377,209

Net change in unrealized appreciation/depreciation on investments	5,377,209

Net realized and unrealized gain (loss) from investments	7,993,069

Net increase (decrease) in partners’ capital resulting from operations	$6,192,988

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Statements of Changes in Partners’ Capital (Unaudited)

	General	Limited
	Partner	Partners	Total
Partners’ capital at December 31, 2015	$750,503	$493,324,514	$494,075,017

For the year ended December 31, 2016
Increase (decrease) in partners’ capital:
From operations
Net investment income (loss)	$(5,506)	$(3,672,258)	$(3,677,764)
Net realized gain (loss) from investments	18,676	12,526,683	12,545,359
Net change in unrealized appreciation/depreciation on investments	(1,399)	(902,554)	(903,953)

Net increase (decrease) in partners’ capital resulting from operations	11,771	7,951,871	7,963,642

From partners’ capital transactions
Capital contributions	-	30,000,000	30,000,000
Capital repurchases	-	(50,710,605)	(50,710,605)

Net increase (decrease) in partners’ capital from capital transactions	-	(20,710,605)	(20,710,605)

Net increase (decrease) in partners’ capital	11,771	(12,758,734)	(12,746,963)

Partners’ capital at December 31, 2016	$762,274	$480,565,780	$481,328,054

For the period from January 1, 2017 to June 30, 2017
Increase (decrease) in partners’ capital:
From operations
Net investment income (loss)	$(2,853)	$(1,797,228)	$(1,800,081)
Net realized gain (loss) from investments	4,150	2,611,710	2,615,860
Net change in unrealized appreciation/depreciation on investments	8,519	5,368,690	5,377,209

Net increase (decrease) in partners’ capital resulting from operations	9,816	6,183,172	6,192,988

From partners’ capital transactions
Capital repurchases	-	(877,430)	(877,430)

Net increase (decrease) in partners’ capital from capital transactions	-	(877,430)	(877,430)

Net increase (decrease) in partners’ capital	9,816	5,305,742	5,315,558

Partners’ capital at June 30, 2017	$772,090	$485,871,522	$486,643,612

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Cash Flows (Unaudited)

For the Period January 1, 2017 to June 30, 2017

Cash flows from operating activities
Net increase (decrease) in partners’ capital resulting from operations	$6,192,988
Adjustments to reconcile net increase (decrease) in partners’ capital resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized appreciation/depreciation on investments in investment funds	(5,377,209)
Net realized (gain) loss from investments in investment funds	(2,615,860)
Purchase of investments in investment funds	(49,369,089)
Proceeds from sales of investments in investment funds	45,171,571
(Increase) decrease in prepaid investments in investment funds	3,200,000
(Increase) decrease in receivable for investments sold	43,338,756
(Increase) decrease in other assets	(7,426)
Increase (decrease) in management fee payable	(244,574)
Increase (decrease) in withholding tax payable	197,772
Increase (decrease) in accrued expenses and other liabilities	229,626

Net cash provided by (used in) operating activities	40,716,555

Cash flows from financing activities
Proceeds from advances on line of credit	28,500,000
Repayments of advances on line of credit	(42,050,000)
Capital repurchases	(25,850,947)

Net cash provided by (used in) financing activities	(39,400,947)

Net change in cash and cash equivalents	1,315,608
Cash and cash equivalents at beginning of period	171,559

Cash and cash equivalents at end of period	$1,487,167

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$68,342

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited)

June 30, 2017

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	Next Available Redemption Date*	Liquidity**

Investment Funds

Commodity Trading Advisors - Managed Futures
BP Transtrend Diversified Fund LLC (formerly, Robeco Transtred Diversified Fund LLC)	6/1/2015	$7,050,918	$6,874,727	1.41%	7/31/2017	Monthly
Two Sigma Absolute Return Macro Enhanced Fund, LP	4/1/2016	7,525,000	6,975,505	1.43	7/31/2017	Monthly

Total Commodity Trading Advisors - Managed Futures		14,575,918	13,850,232	2.84

Distressed
VR Global Onshore Fund, L.P.	10/1/2016	10,940,540	12,271,304	2.52	9/30/2017	Quarterly

Total Distressed		10,940,540	12,271,304	2.52

Equity Long/Short - High Hedge
Holocene Advisors Fund LP	5/1/2017	12,100,000	12,603,593	2.59	9/30/2017	Quarterly
Magnetar Equity Opportunities Fund LLC	2/1/2011	1,310,414	5,044,586	1.04	7/31/2017	Monthly
Millennium USA, L.P.	8/1/2008	7,197,476	14,698,282	3.02	9/30/2017	Quarterly
Waterfront CP Partners LP	10/1/2014	5,805,700	5,963,130	1.22	9/30/2017	Quarterly

Total Equity Long/Short - High Hedge		26,413,590	38,309,591	7.87

Equity Long/Short - Opportunistic
Anchor Bolt Fund, LP	1/1/2014	9,243,882	11,770,193	2.42	9/30/2017	Quarterly
Atlas Enhanced Fund, L.P.	12/1/2014	10,949,018	11,880,771	2.44	8/31/2017	Monthly
Castle Hook Fund LP	11/1/2016	12,500,000	12,677,745	2.61	9/30/2017	Quarterly
Doonbeg Fund, LP	4/1/2012	7,449,904	11,391,158	2.34	9/30/2017	Quarterly
Pelham Global Financials Fund LP	6/1/2017	4,800,000	4,968,480	1.02	9/30/2017	Monthly
Pelham Long/Short Fund LP	11/1/2009	10,106,848	16,413,064	3.37	12/31/2017	Monthly
Pleiad Asia Onshore Feeder Fund	8/1/2015	14,000,000	14,204,969	2.92	9/30/2017	Quarterly
Quentec Partners, LP	10/1/2012	8,779,456	12,287,849	2.53	9/30/2017	Quarterly
Scopus Partners II, L.P.	4/1/2012	9,202,138	15,372,721	3.16	9/30/2017	Quarterly
Turiya Fund LP	8/1/2012	8,424,610	12,853,660	2.64	9/30/2017	Quarterly

Total Equity Long/Short - Opportunistic		95,455,856	123,820,610	25.45

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2017

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	Next Available Redemption Date*	Liquidity**

Investment Funds (continued)

Event Driven Equity
Numina Capital Enhanced Fund, L.P.	6/1/2016	$9,800,000	$7,775,618	1.60%	9/30/2017	Quarterly
Sachem Head LP	10/1/2014	9,240,061	11,772,807	2.42	9/30/2017	Quarterly

Total Event Driven Equity		19,040,061	19,548,425	4.02

Fixed Income Arbitrage
III Fund L.P.	2/2/2015	12,044,089	13,158,516	2.70	7/31/2017	Monthly
Prudential Fixed Income Global Liquidity Relative Value Fund I, L.P.	10/1/2016	12,000,000	13,032,992	2.68	7/7/2017	Weekly

Total Fixed Income Arbitrage		24,044,089	26,191,508	5.38

Macro
Andurand Commodities Fund LP	5/1/2016	9,600,000	8,602,469	1.77	8/31/2017	Monthly
Autonomy Global Macro Fund L.P.	11/1/2012	9,868,489	15,070,941	3.10	8/31/2017	Monthly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2004	7,390,932	13,221,805	2.72	9/30/2017	Quarterly
Discovery Global Opportunity Partners, L.P.	9/1/2009	6,421,198	11,136,887	2.29	12/31/2017	Semi-Annually
Element Capital US Feeder Fund LLC	4/1/2017	11,325,000	11,029,632	2.27	9/30/2017	Quarterly
Key Square Partners LP	3/1/2016	12,000,000	12,311,734	2.53	9/30/2017	Quarterly
Key Square Partners SPV I LP	2/1/2017	2,400,000	2,268,004	0.47	1/31/2018	Monthly
Rokos Global Macro Fund LP	11/1/2015	14,600,000	16,109,557	3.31	9/30/2017	Monthly
Stone Milliner Macro Fund Delaware L.P.	6/1/2015	10,065,415	12,777,298	2.62	8/31/2017	Monthly
Trend Macro Onshore LP	4/1/2016	13,000,000	13,574,771	2.79	7/31/2017	Monthly
X2 Opportunistic Debt Fund, LLC	3/1/2017	9,700,000	8,536,466	1.75	9/30/2017	Quarterly

Total Macro		106,371,034	124,639,564	25.62

Mortgage Arbitrage
Rimrock Structured Product Fund, L.P.	1/1/2014	10,500,000	12,964,095	2.66	9/30/2017	Quarterly
Shelter Growth Opportunities Fund LP	10/1/2015	10,700,000	13,167,977	2.71	9/30/2017	Quarterly
SPM Core Fund, L.P.	4/1/2011	5,896,194	10,454,153	2.15	9/30/2017	Quarterly
Tilden Park Investment Fund LP	4/1/2012	6,584,063	13,488,811	2.77	9/30/2017	Quarterly

Total Mortgage Arbitrage		33,680,257	50,075,036	10.29

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2017

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	Next Available Redemption Date*	Liquidity**

Investment Funds (continued)

Multi-Strategy
Citadel Wellington LLC	7/1/2002	$6,339,914	$14,701,311	3.02%	9/30/2017	Quarterly
QVT SLV Onshore Ltd.	3/1/2012	195,005	431,711	0.09	(a)	(a)

Total Multi-Strategy		6,534,919	15,133,022	3.11

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	8,225,000	11,191,663	2.30	9/30/2017	Quarterly
Teza Fund IV LP	2/1/2016	14,839,921	15,104,135	3.10	7/31/2017	Monthly
Two Sigma Spectrum U.S. Fund, LP	4/1/2010	14,788,556	24,719,441	5.08	9/30/2017	Quarterly

Total Statistical Arbitrage		37,853,477	51,015,239	10.48

Total Investments in Investment Funds		$374,909,741	$474,854,531	97.58%

Other Assets, less Liabilities			11,789,081	2.42

Total Partners’ Capital			$486,643,612	100.00%

*	Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after June 30, 2017 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees.

**	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.

(a)	A portion or all of the Partnership’s interests in the Investment Fund have restricted liquidity. In addition to any redemption proceeds that may have already been received, that Partnership will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2017

Detailed information about all of the Investment Funds’ portfolios is not available. Investment Funds are non-income producing.

Strategy Allocation	Percent of Partners’ Capital

Macro	25.62%
Equity Long/Short - Opportunistic	25.45
Statistical Arbitrage	10.48
Mortgage Arbitrage	10.29
Equity Long/Short - High Hedge	7.87
Fixed Income Arbitrage	5.38
Event Driven Equity	4.02
Multi-Strategy	3.11
Commodity Trading Advisors - Managed Futures	2.84
Distressed	2.52

Total Investments in Investment Funds	97.58%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited)

June 30, 2017

1.	Organization

Morgan Stanley Institutional Fund of Hedge Funds LP (the “Partnership”) was organized under the laws of the State of Delaware as a limited partnership on November 6, 2001. The Partnership commenced operations on July 1, 2002 and operates pursuant to an Amended and Restated Agreement of Limited Partnership (as it may be amended, modified or otherwise supplemented from time to time, the “Agreement”). The Partnership is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Partnership’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of alternative investment strategies. Investments of the Partnership are selected opportunistically from a wide range of Investment Funds in order to create a broad-based portfolio of such Investment Funds while seeking to invest in compelling investment strategies and with promising third party investment managers at optimal times. The Partnership may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Partnership’s general partner (the “General Partner”) subject to the ultimate supervision of, and subject to any policies established by, the Partnership’s Board of Directors (the “Board”). Morgan Stanley AIP GP LP, the general partner of the General Partner, serves as the Partnership’s investment adviser (the “Investment Adviser”) and Morgan Stanley Investment Management Limited serves as the Partnership’s sub-adviser (the “Sub-Adviser”) (collectively with the Investment Adviser, the “Adviser”). The Adviser is responsible for providing day- to-day investment management services to the Partnership, subject to the supervision of the Board. Each of the Investment Adviser and Sub-Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Partnership has no fixed termination date and will continue unless the Partnership is otherwise terminated under the terms of the Agreement or unless and until required by law.

The Partnership is a “Master” fund in a “Master-Feeder” structure whereby the feeder fund invests substantially all of its assets in the Partnership. As of June 30, 2017, Riverview Institutional Cayman Fund LP, a feeder fund to the Partnership, represented 47.98% of the Partnership’s net assets.

The Board has overall responsibility for monitoring and overseeing the Partnership’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Partnership, the Investment Adviser or the Sub-Adviser.

Limited partnership interests of the Partnership (the “Interests”) may be issued at the beginning of each calendar month. Additional contributions for Interests by eligible investors are accepted into the Partnership at net asset value.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

1.	Organization (continued)

The Partnership may from time to time offer to repurchase Interests (or portions of them) at net asset value pursuant to written tenders made by limited partners of the Partnership (each a “Limited Partner”), and each such repurchase offer will generally apply to 5-25% of the net assets of the Partnership. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. In determining whether the Partnership should offer to repurchase Interests (or portions of them) from Limited Partners, the Board will consider the recommendations of the Adviser and the General Partner as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser and the General Partner expect that, generally, they will recommend to the Board that the Partnership offer to repurchase Interests (or portions of them) from Limited Partners quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In general, the Partnership will initially pay at least 90% of the estimated value of the repurchased Interests to Limited Partners as of the later of: (1) a period of within 30 days after the value of the Interests to be repurchased is determined, or (2) if the Partnership has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, within ten business days after the Partnership has received at least 90% of the aggregate amount withdrawn by the Partnership from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Partnership and preparation of the Partnership’s audited financial statements. As of June 30, 2017, the Holdback Amount was $26,483, which includes any Holdback Amount for repurchases as of June 30, 2017, and is included in payable for share repurchases in the Statement of Assets and Liabilities.

2.	Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Partnership in preparation of its financial statements. The General Partner has determined that the Partnership is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies,” for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

The net asset value of the Partnership is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

As of June 30, 2017, 100% of the Partnership’s portfolio was comprised of investments in Investment Funds.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

Portfolio Valuation (continued)

The Board has approved procedures pursuant to which the Partnership values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Partnership’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Partnership’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Partnership seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Partnership might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Partnership is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as reported by the Investment Fund’s investment manager. At June 30, 2017, none of the Partnership’s capital was invested in side pockets maintained by the Investment Funds.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Partnership’s interest in such Investment Fund, consistent with the Adviser’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Partnership’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

Portfolio Valuation (continued)

provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an Investment Fund, using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Partnership’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Partnership been available.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Cash equivalents are recorded at fair value and are categorized as Level 1 securities as described in Note 4. At June 30, 2017, cash equivalents consisted of investments in money market funds valued at $1,287,167. Investments in money market funds are valued at net asset value.

Income Recognition and Expenses

The Partnership recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ fair values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Net profits or net losses of the Partnership for each of its fiscal periods are allocated among and credited to or debited against the capital accounts of all Limited Partners and the General Partner (collectively, the “Partners”) as of the last day of each month in accordance with the Partners’ investment percentages as of the first day of each month. Net profits or net losses are measured as the net change in the value of the net assets of the Partnership, including any net change in unrealized appreciation or depreciation on investments, income (net of accrued expenses) and realized gains or losses, before giving effect to any repurchases by the Partnership of Interests or portions of Interests.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

Income and Withholding Taxes

No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Partners is to include its respective share of the Partnership’s realized profits or losses in its individual tax returns. The Partnership files tax returns with the U.S. Internal Revenue Service and various states.

The Partnership is required to withhold up to 30% U.S. tax from U.S. source dividends and 35% U.S. tax from effectively connected income allocable to its non-U.S. investors and to remit those amounts to the U.S. Internal Revenue Service on behalf of the non-U.S. investors. The rate of withholding is generally the rate at which the particular non-U.S. investor is subject to U.S. federal income tax. The non-U.S. investors are obligated to indemnify the Partnership for any taxes that the Partnership is required to withhold as well as any interest or penalties.

If the Partnership incurs a withholding tax or other obligation with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of the Partnership or the General Partner, will cause the amount of the obligation to be debited against the capital account of the Partner, and any amounts distributed to the Partner thereafter will be reduced by the amount of the taxes. If the amount of the taxes is greater than any distributable amounts, then the Partner and any successor to the Partner’s Interest or portion of an Interest will pay to the Partnership as a capital contribution, upon demand by the General Partner, the amount of the excess.

For the period from January 1, 2017 to June 30, 2017, the Partnership recorded an estimated tax withholding amount of $197,772, which is included in capital repurchases in the Statements of Changes in Partners’ Capital.

The Partnership has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of June 30, 2017. If applicable, the Partnership recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2016 remains subject to examination by major taxing authorities.

Limitation of Limited Partner Liability

Generally, except as provided under applicable law or under the Agreement, a Limited Partner shall not be liable for the Partnership’s debts, obligations or liabilities in any amount in excess of the capital account balance of such Limited Partner. Subject to applicable law, a Limited Partner may be obligated to return to the Partnership certain amounts distributed to the Limited Partner.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

3.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Partnership invests may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Partnership’s risk of loss in each Investment Fund is limited to the value of the Partnership’s interest in each Investment Fund as reported by the Partnership.

4.	Fair Value of Financial Instruments

The fair value of the Partnership’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Partners’ Capital. Fair value is defined as the price that the Partnership would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Partnership uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Partnership’s investments.

The inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other significant observable inputs (including quoted prices for similar investments), or short-term investments that are valued at amortized cost
●	Level 3 – significant unobservable inputs (including the Partnership’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Partnership are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Partnership to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

4.	Fair Value of Financial Instruments (continued)

The Partnership’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2017 to June 30, 2017, the Partnership did not have any transfers between Levels 1, 2, or 3.

As of June 30, 2017, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.

5.	Investments in Investment Funds

The following table summarizes the fair value and liquidity terms of the Investment Funds as of June 30, 2017, aggregated by investment strategy:

Investment Funds	Fair Value	Redemption Frequency (if applicable)	Redemption Notice Period (if applicable)
Commodity Trading Advisors
- Managed Futures (a)	$13,850,232	Monthly	10-15 days
Distressed (b)	12,271,304	Quarterly	45 days
Equity Long/Short - High Hedge (c)	38,309,591	Monthly to Quarterly	30-90 days
Equity Long/Short - Opportunistic (d)	123,820,610	Monthly to Quarterly	45-180 days
Event Driven Equity (e)	19,548,425	Quarterly	60-65 days
Fixed Income Arbitrage (f)	26,191,508	Weekly to Monthly	7-30 days
Macro (g)	124,639,564	Monthly to Semi-annually	30-180 days
Mortgage Arbitrage (h)	50,075,036	Quarterly	60-90 days
Multi-Strategy (i)	15,133,022	Quarterly	45 days
Statistical Arbitrage (j)	51,015,239	Monthly to Quarterly	30-75 days

Total Investment Funds	$474,854,531

(a)

Investment Funds in this strategy invest in a variety of futures contracts, including currencies, interest rates, stocks, stock market, derivatives, and commodities. These Investment Funds build quantitative models to price futures and then take long and short positions in the futures.

(b)

The Investment Fund in this strategy invests in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation such as a bankruptcy or corporate restructuring.

(c)	Investment Funds in this strategy seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions.

(d)

Investment Funds in this strategy consist of a core holding of long equities hedged at all times with short sales of stocks or stock index options. Some of the Investment Funds’ respective investment managers maintain a substantial portion of assets within a hedged structure and commonly employ leverage.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

5.	Investments in Investment Funds (continued)

(e)

Investment Funds in this strategy invest in restructuring companies that are undergoing significant corporate events such as spin-offs, recapitalizations, litigation events, strategic realignment, and other major changes. It also includes “value” investments in securities that are believed to be underpriced relative to their intrinsic or fundamental value or which are expected to appreciate in value if circumstances change or an anticipated event occurs.

(f)

The Investment Fund in this strategy seeks to profit by exploiting pricing differences between related fixed income securities and their derivatives, neutralizing exposure to market risk by combining long and short positions.

(g)	Investment Funds in this strategy invest by making leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange and physical commodities.

(h)	Investment Funds in this strategy seek to exploit pricing differentials between various issues of mortgage-related bonds.

(i)

Investment Funds in this strategy tactically allocate capital to various hedge fund strategies based on their perceived risk and return profiles. An Investment Fund tranche representing 0.09% of the Partnership’s net assets has restricted liquidity. The Partnership estimates the remaining restriction period for such Investment Fund tranche to be 2 years.

(j)

Investment Funds in this strategy profit from temporary pricing discrepancies between related securities. This irregularity offers an opportunity to go long the cheaper security and to short the more expensive one in an attempt to profit as the prices of the two revert to their norm, or mean.

As of June 30, 2017, 0.09% of the Partnership’s capital was invested in Investment Funds with restricted liquidity.

For the period from January 1, 2017 to June 30, 2017, aggregate purchases and proceeds from sales of investments in Investment Funds were $49,369,089 and $45,171,571, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Partnership from the Investment Funds. The allocated taxable income or loss is reported to the Partnership by the Investment Funds on Schedules K-1. Such tax adjustments for the year ended December 31, 2016 will be made once the Partnership has received all 2016 Schedules K-1 from the Investment Funds.

6.	Investment Receivables

As of June 30, 2017, $14,757,239 was due to the Partnership from Investment Funds. The receivable amount represents the fair value of certain Investments Fund tranches, net of management fees and incentive fees/allocations, that were redeemed by the Partnership at period-end or holdback amounts that will be received from certain Investment Funds after completion of their annual audits. Substantially all of the receivable balance was collected subsequent to the balance sheet date.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

7.	Management Fee, Performance Incentive, Related Party Transactions and Other

The Partnership bears all expenses related to its investment program including, but not limited to, expenses borne indirectly through the Partnership’s investments in the underlying Investment Funds.

Under the terms of the Investment Advisory Agreement, between the Adviser and the Partnership, the Adviser receives a management fee for services provided to the Partnership, calculated and generally paid monthly at a rate of 0.046% (0.55% on an annualized basis) of the Partnership’s capital as of the end of business on the last business day of each month, before adjustment for any repurchases effective on that day. The Investment Adviser pays the Sub-Adviser a portion of the net advisory fees the Investment Adviser receives from the Partnership on a monthly basis. For the period from January 1, 2017 to June 30, 2017, the Partnership incurred management fees of $1,333,626, of which $446,438 was payable to the Adviser at June 30, 2017.

Effective July 1, 2011, the General Partner determined to waive irrevocably, in respect of the Partnership, all performance incentives that it might otherwise receive, for all subsequent fiscal years.

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Partnership. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.045% to 0.075%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Partnership, for which State Street serves as the administrator.

State Street also serves as the Partnership’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate of 0.020%, based on (i) the aggregate monthly net assets of certain Morgan Stanley products, including the Partnership, for which State Street serves as the custodian, and (ii) investment purchases and sales activity related to the Partnership.

The Partnership is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Partnership.

The Partnership has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the period. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Partnership. At June 30, 2017, the Partnership’s proportionate share of assets attributable to the DC Plan was $41,607, which is included in the Statement of Assets, Liabilities and Partners’ Capital under other assets and accrued expenses and other liabilities.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

7.	Management Fee, Performance Incentive, Related Party Transactions and Other (continued)

As of June 30, 2017, there was one Limited Partner, unaffiliated with Morgan Stanley, with a capital balance that represented approximately 34.33% of the Partnership’s capital.

8.	Line of Credit

Effective April 28, 2006, the Partnership entered into a demand discretionary uncommitted credit agreement with State Street for a revolving line of credit (the “Prior Facility”). The Prior Facility was terminated on December 15, 2016. The maximum availability under the Facility was the lesser of $50,000,000 or 10% of the Partnership’s adjusted net assets, as defined in the credit agreement, subject to specific asset-based covenants and is subject to the sole discretion of State Street to lend. The Partnership paid an annual administration fee related to the Prior Facility of $50,000. Borrowings were repayable upon demand.

Effective December 16, 2016, the Partnership entered into a committed credit agreement with State Street for a revolving line of credit (the “Facility”). The maximum availability under the Facility is the lesser of $30,000,000 commitment amount or 20% of the Partnership’s adjusted net assets. The Partnership pays an annual commitment fee related to the Facility of 0.40% of the unused commitment amount. The annual interest rate on borrowings is the greater of the Federal Fund Rate plus 1.50% or the overnight USD LIBOR rate plus 1.50%. Under the terms of the Facility, borrowings are repayable within 180 days of the initial date of advance or no later than December 15, 2017, the termination date of the Facility. At June 30, 2017, there was $4,100,000 outstanding against the Facility. For the period from January 1, 2017 to June 30, 2017, the Partnership incurred interest expense of $62,852 in connection with the Facility. Borrowings are secured by the Partnership’s investment in Investment Funds. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
107	$8,775,701	2.41%

9.	Contractual Obligations

The Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

10.	Financial Highlights

The following represents ratios to average Limited Partners’ capital and other financial highlights information for Limited Partners. The calculations below are not annualized for periods less than one year.

	For the Period from January 1, 2017 to June 30, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

Total return - prior to Performance Incentive	1.29%	1.57%	1.85%	5.48%	10.50%	8.86%
Performance Incentive (a)	N/A	N/A	N/A	N/A	N/A	N/A

Total return - net of Performance Incentive (b)	1.29%	1.57%	1.85%	5.48%	10.50%	8.86%

Ratio of total expenses (c)	0.37%	0.74%	0.75%	0.73%	0.71%	0.74%
Performance Incentive (a)	N/A	N/A	N/A	N/A	N/A	N/A

Ratio of total expenses and Performance Incentive (c)	0.37%	0.74%	0.75%	0.73%	0.71%	0.74%

Ratio of net investment income (loss) (d) (e)	(0.37%)	(0.74%)	(0.75%)	(0.73%)	(0.71%)	(0.73%)
Portfolio turnover	9%	23%	23%	30%	31%	25%
Limited Partners’ capital at end of the period (000s)	$485,872	$480,566	$493,325	$485,959	$460,545	$496,666

(a)	Effective July 1, 2011, the General Partner determined to waive irrevocably, all performance incentives for all subsequent years.
(b)	Total return - net of Performance Incentive is calculated as the change in Limited Partners’ capital, adjusted for contributions and repurchases during the period, after Performance Incentive, if any, allocated to the General Partner.
(c)	Ratio does not reflect the Partnership’s proportionate share of the expenses of the Investment Funds.
(d)	Ratio does not reflect the Partnership’s proportionate share of the income and expenses of the Investment Funds.
(e)	Excludes impact of Performance Incentive.

The above ratios and total return have been calculated for the Limited Partners taken as a whole. An individual Limited Partner’s return and ratios may vary from these returns and ratios due to the timing of capital transactions and withholding tax allocation, as applicable.

11.	Subsequent Events

Unless otherwise stated throughout the Notes to Financial Statements, the Partnership noted no subsequent events that require disclosure in the financial statements.

Morgan Stanley Institutional Fund of Hedge Funds LP

Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the Partnership’s investment advisory agreement, including selection of Investment Funds for investment of the Partnership’s assets, allocation of the Partnership’s assets among, and monitoring performance of, Investment Funds, evaluation of risk exposure of Investment Funds and reputation, experience and training of investment managers, management of short- term cash and operations of the Partnership, day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Partnership for investment. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also considered the Adviser’s investment in personnel and infrastructure that benefits the Partnership. (The Adviser and the Sub-Adviser together are referred to as the “Adviser” and the investment advisory and sub-advisory agreements together are referred to as the “Advisory Agreement.”) The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser provides, or arranges at its expense, under the Advisory Agreement, including among other things, providing to the Partnership office facilities, equipment and personnel. The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Partnership. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Partnership and supported its decision to approve the Advisory Agreement.

Performance, Fees and Expenses of the Partnership

The Board reviewed the performance of the Partnership compared to an appropriate benchmark and its peers, as determined by the Adviser. The Board also reviewed the fees and expenses of the Partnership compared to its peers, as presented by Broadridge Financial Solutions, Inc. (“Broadridge”). The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Partnership. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Partnership’s performance was below its benchmark for the one-year period but better than its benchmark for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory fee for the Partnership relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the advisory fee, the Board also reviewed the Partnership’s total expense ratio. The Board noted that the Partnership’s advisory fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Partnership’s (i) performance was competitive and (ii) advisory fee and total expense ratio were competitive with its peer group averages.

Morgan Stanley Institutional Fund of Hedge Funds LP

Investment Advisory Agreement Approval (Unaudited) (continued)

Economies of Scale

The Board considered the size and growth prospects of the Partnership and how that relates to the Partnership’s total expense ratio and particularly the Partnership’s advisory fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Partnership and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board concluded that economies of scale for the Partnership were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Partnership and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Advisory Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Partnership and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Advisory Agreement.

Resources of the Adviser and Historical Relationship Between the Partnership and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the historical relationship between the Partnership and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Partnership’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement and that it is beneficial for the Partnership to continue its relationship with the Adviser.

Morgan Stanley Institutional Fund of Hedge Funds LP

Investment Advisory Agreement Approval (Unaudited) (continued)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Partnership’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Partnership’s business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Partnership and its Limited Partners to approve renewal of the Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Advisory Agreement.

Morgan Stanley Institutional Fund of Hedge Funds LP

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Partnership’s policies and procedures with respect to the voting of proxies relating to the Investment Funds; and (2) how the Partnership voted proxies relating to Investment Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Partnership at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Partnership also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Partnership’s first and third fiscal quarters on Form N-Q. The Partnership’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Partnership’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Partnership at 1-888-322-4675.

Morgan Stanley Institutional Fund of Hedge Funds LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Directors
Michael Nugent, Chairperson of the Board and Director	Legal Counsel
Frank L. Bowman	Dechert LLP
Kathleen A. Dennis	1095 Avenue of the Americas
Nancy C. Everett	New York, NY 10036
Jakki L. Haussler
Dr. Manuel H. Johnson	Counsel to the Independent
Joseph J. Kearns	Trustees
Michael F. Klein	Perkins Coie LLP
Patricia Maleski	30 Rockefeller Plaza
W. Allen Reed	New York, New York 10112
Fergus Reid

Officers

John H. Gernon, President and Principal Executive Officer

Timothy J. Knierim, Chief Compliance Officer

Matthew Graver, Vice President

Noel Langlois, Treasurer and Principal Financial Officer

Mary E. Mullin, Secretary and Chief Legal Officer

Investment Adviser

Morgan Stanley AIP GP LP

100 Front Street, Suite 400

West Conshohocken, PA 19428

Sub-Adviser

Morgan Stanley Investment Management Limited

25 Cabot Square

Canary Wharf

London E14-4QA, England

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

ITEM 2.	CODE OF ETHICS. Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)  Schedule of Investments. Refer to Item 1.

(b)  Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to a semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)

(1)       The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto. Not applicable to a semi-annual report.

(2)       Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: August 31, 2017

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer
Date: August 31, 2017

By:	/s/ Noel Langlois
Name: Noel Langlois
Title: Principal Financial Officer
Date: August 31, 2017